RevS-96c1
                           INVITRO INTERNATIONAL
                        (a California corporation)
       REGULATION  S  OFFSHORE TRANSACTION  SUBSCRIPTION  AGREEMENT
             Shares of Common Stock -- $250,000 Total Offering

Any interest in the Common Stock offered hereunder may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S under the United States Securities Act of 1933 ("Securities Act")] by or for the account of the undersigned Foreign Investor only: (i) pursuant to a registration statement under the Securities Act; or
(ii) pursuant to an applicable exemption, if any, from such registration. The resale of these securities under Rule 903 of Regulation S and other regulations under the Securities Act, if applicable, is prohibited before the expiration of any restricted period required by Rule 903 of Regulation S.

                  ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

INVITRO INTERNATIONAL         cc:   William M. Curtis, Escrow Agent
16632 Millikan Avenue               25241 Buckskin Drive
Irvine, California  92606           Laguna Hills, California 92653-5736
Attention: W. Richard Ulmer         FAX No. (714) 831-4141
FAX No. (714) 851-4985


      1.    SUBSCRIPTION TO COMMON STOCK.   The undersigned, an individual not
residing in the United States or a company organized under the laws of the jurisdiction of its organization set forth on the signature page hereof (herein called the "Foreign Investor"), hereby subscribes for the purchase of the number of shares (the "Shares") of common stock, without par value (the "Common Stock") in InVitro International, a California corporation ("INVITRO") indicated on the signature page hereof upon the terms and conditions set forth in this Subscription Agreement.

             The subscription price for each share of INVITRO Common Stock offered hereby shall be a 44.44% discount to the public market price per share as quoted in the Nasdaq SmallCap Market on the date of this Subscription Agreement, payable in U.S. funds by wire-transfer upon acceptance hereof.
The Foreign Investor shall pay the purchase price by delivering immediately available funds in United States Dollars by wire-transfer to the attorney trust account of INVITRO's counsel, as follows:

                        ABA ROUTING NUMBER [NUMBER INSERTED]
                        ORANGE NATIONAL BANK
                        [ADDRESS OF BANK]
                        [TELEPHONE NUMBER OF BANK]
                        [ACCOUNT NUMBER OF TRUST ACCOUNT]



Certificates evidencing the Common Stock purchased shall be delivered to the Foreign Investor within five business days after completion of this Offering.







Regulation S Subscription Agreement                   - 1 -

      Concurrent with the completion of this Offering, the Company's corporate counsel shall render an opinion to the Company's transfer agent as to (i) a favorable opinion that the Shares of Common Stock are exempt from the prior registration of such Shares under the Securities Act at the time of original issuance as a private placement "offshore transaction" in compliance with the exemption from registration provided by Rule 901 of Regulation S; and (ii) in reliance upon the representation and warranties of the Foreign Purchaser and the Company herein, a favorable opinion that resale of the Shares after the expiration of the restricted period provided by Rule 903 of Regulation S will be exempt from the prior registration thereof under the Securities Act as a transaction or transactions by a person other than an issuer, underwriter or dealer exempt under the provisions of Section 4(1) of the Securities Act in accordance with safe harbor provisions of Section 903(c)(2)(iii) of Regulation S applicable to securities of a Reporting Issuer.

      2.    DESCRIPTION OF OFFERING.   INVITRO is offering shares of INVITRO
Common Stock for up to $250,000 in total amount U.S. funds on a "best efforts" basis to a limited number of qualified investors in a private placement offering of securities exempt from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act"). The entire offering will be made only to parties who are not U.S. Persons as defined in Rule 902(o) of Regulation S ("Regulation S") promulgated under the Securities Act, and is herein called the "Offering".

            All of the Shares offered to Foreign Investors are being offered at a price per share equal to a 44.44% discount to the public market price per share as quoted in the Nasdaq SmallCap Market on the date this Subscription Agreement is accepted by INVITRO. There are no minimum amount of subscriptions required in order for INVITRO to accept any subscriptions to the Offering. The Offering will terminate on September 30, 1996 unless extended at the option of INVITRO for an additional period of not more than 30 days. INVITRO reserves the right to terminate the Offering at any time, whether or not the maximum Shares have been sold.

      3. REPRESENTATIONS AND WARRANTIES OF THE FOREIGN INVESTOR. In connection with this Agreement and the transactions contemplated herein, the Foreign Investor represents and warrants to INVITRO as follows:

      3.1. The Foreign Investor either (i) has been duly formed and is validly existing as a corporation or other legal entity in good standing under the laws of its jurisdiction of incorporation set forth on the signature page to this Agreement or (ii) is an individual not a citizen or resident of the United States. The Foreign Investor is not organized under the laws of the United States, is not a "U.S. Person" as that term is defined in Rule 902(o) of Regulation S, and is not an "affiliate" of INVITRO as that term is used in regulations promulgated under the Securities Act, nor associated with any individual or entity which may be deemed an "affiliate" of INVITRO as of the date hereof.

      3.2. The Foreign Investor was not formed for the purpose of investing in Regulation S securities or formed for the purpose of investing in this Agreement and the Shares of INVITRO. The Foreign Investor is not registered as an issuer under the Securities Act and is not required to be registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Foreign Investor is neither a broker nor a dealer in securities within the meaning of the Securities Act, and is entering into this Agreement and is participating in the Offering for its own account for investment, and not on behalf of any U.S. Person as defined in Rule 902(o) of Regulation S.






Regulation S Subscription Agreement                   - 2 -

      3.3. No offer to enter into this Agreement has been made by INVITRO to the Foreign Investor in the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S. At the times of the offer and execution of this Agreement and, to the best knowledge of the Foreign Investor, at the time the Offering originated, the Foreign Investor was located and resident outside the United States other than as permitted in the case of an account managed by a professional fiduciary resident in the United States within the meaning of Section 902(o)(2) of Regulation S.

      3.4. From the date the Foreign Investor was first advised of this Offering through the expiration of any restricted period set forth in Rule 903 of Regulation S, neither the Foreign Investor nor any of its affiliates, nor any person acting on its behalf or any behalf of any such affiliates, has engaged or will engage in any "Directed Selling Effort" within the meaning of
Rule 902 of Regulation S.   Specifically, neither the Foreign Investor nor any
such affiliate has engaged in, nor will any such person engage in, any activity during the restricted period undertaken for the purpose of, or that could reasonably be expected to have the effect of, promoting or soliciting the purchase of INVITRO Common Stock by any third party or otherwise conditioning the markets in the United States for the Shares or for any securities that are convertible into or exercisable for the Common Stock of INVITRO.

            The Foreign Investor has not, and prior to the expiration of any restricted period contained in Regulation S will not, directly or indirectly, hedge the risk of its investment in the Shares by any means including, but not limited to, effecting any sale or short sale of INVITRO securities in the United States markets directly or indirectly for the account of the Foreign Investor or any of its affiliates.

            To the best knowledge of the Foreign Investor, this Agreement and the transactions contemplated herein are not part of a plan or scheme to evade the registration provisions of the Securities Act, and the Foreign Investor represents and warrants that the Shares are being purchased solely for investment purposes for the Foreign Investor's own account. The Foreign Investor has agreed that all offers and sales of any securities included in the Offering prior to the date hereof and through the expiration of any restricted period set forth in Rule 903 of Regulation S (as the same may be amended from time to time hereafter) shall not be made to U.S. Persons or for the account or benefit of U.S. Persons, and shall otherwise be made in compliance with the provisions of Regulation S and any other applicable provisions of the Securities Act, if applicable to any such transaction.

      3.5. The Foreign Investor acknowledges and agrees that following the expiration of any restricted period provided by Rule 903 of Regulation S, any interest in this Agreement or in the Shares subscribed to hereunder may be resold within the jurisdiction of the United States or to U.S. Persons [as defined in Rule 902(o) of Regulation S] by or for the account of the parties hereto only: (i) pursuant to a registration statement under the Securities Act, or (ii) if applicable, pursuant to an exemption from such registration for sales by a person other than an issuer, underwriter or dealer as those terms are used in Section 4(1) and related provisions of the Securities Act and regulations thereunder, or pursuant to another exemption from registration, and only following the expiration of any restricted period (if applicable) required by Regulation S. The Foreign Investor acknowledges that this Agreement and the INVITRO Shares have not been registered under the Securities Act or qualified under state securities laws of the United States, and that the transferability hereof and thereof within the jurisdiction of the United States is restricted by the Securities Act as well as such state laws. The Foreign Investor acknowledges that this Agreement and the Shares are being sold



Regulation S Subscription Agreement                   - 3 -
in reliance upon the transaction exemption afforded by Regulation S in connection with an offshore offer and sale of securities of INVITRO not within or subject to the jurisdiction of the United States markets. The Foreign Investor acknowledges it has received a copy of Regulation S, is familiar with and understands the terms thereof, and has had the opportunity to consult with its legal counsel concerning this Agreement and Regulation S.

            The Foreign Investor acknowledges that if any transfer of the Shares is proposed to be made in reliance upon an exemption under the Securities Act, the issuer of the securities may require an opinion of counsel satisfactory to the issuer that such transfer may be made pursuant to an applicable exemption under the Securities Act. The Foreign Investor acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the INVITRO Shares subscribed for hereunder:

      "These shares have been issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, pursuant to Regulation S thereunder. The shares evidenced by this certificate cannot be transferred, offered or sold in the United States or to U.S. Persons (as that term is defined in Regulation
      S) until after ________ (41 days after completion of the Offering)."

      3.6.  The Foreign Investor has not received any general solicitation or
advertising regarding the Offering or this Agreement.   The Foreign Investor
has sufficient knowledge and experience in financial and business matters so that it is able to evaluate the merits and risks of the Offering and this Agreement. The Foreign Investor has had substantial experience in previous private and public purchases of speculative and restricted securities.

      3.7. The Foreign Investor acknowledges that an investment in the Shares offered hereby is speculative, involves a high degree of risk, and should not be purchased by persons who cannot afford the loss of their entire investment, and represents that the Foreign Investor has relied only on the information contained herein or otherwise provided in writing by duly authorized representatives of INVITRO. The Foreign Investor has carefully read and reviewed this Subscription Agreement and all of INVITRO's filings with the Securities and Exchange Commission incorporated by reference herein (including, without limitation, the section entitled "Cautionary Statements for Purposes of the 'Safe Harbor' Provisions of the Private Securities Litigation Reform Act of 1995" in INVITRO's Report on Form 10-QSB for the Period ended March 31, 1996), and has asked such questions of management of INVITRO and received such additional information as he, she or it deems necessary in order for the Foreign Investor to make an informed decision with respect to the purchase of the Shares. The Foreign Investor has received complete and satisfactory answers to all such inquiries. The Foreign Investor has not received oral or written representations or assurances from INVITRO or any representatives of INVITRO, other than as set forth in this Agreement and the reports filed by INVITRO with the Securities and Exchange Commission.

      3.8. This Agreement has been duly authorized, executed and delivered by the Foreign Investor and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. The Foreign Investor has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.







Regulation S Subscription Agreement                   - 4 -

      3.9. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by the Foreign Investor of any of the terms or provisions of, or constitute a default under, its charter documents, its memorandum or articles of association or incorporation, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which the undersigned is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

4.    REPRESENTATIONS AND WARRANTIES OF INVITRO.    By its acceptance of any
subscription from the Foreign Investor hereunder, INVITRO represents and warrant to the Foreign Investor as follows:

      4.1. INVITRO is duly organized and validly existing in good standing as a corporation under the laws of California with corporate power to enter into this Agreement and to conduct its business as presently conducted.

      4.2. INVITRO is a "Reporting Issuer" as defined in Rule 902(l) of Regulation S and will cause all the materials required to be filed by it pursuant to Section 13(a) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act") to be filed with the Securities and Exchange Commission for a period of at least three (3) months following the completion of the Offering. INVITRO is not an investment company registered or required to register as such under the United States Investment Company Act of 1940.

      4.3. The Common Stock of INVITRO is a class of securities registered under Section 12(g) of the Exchange Act, and INVITRO has filed all reports and documents required to be filed pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof. All documents filed by INVITRO with the Securities and Exchange Commission pursuant to the Exchange Act for its most recent full fiscal year and subsequent thereto are incorporated by reference in this Agreement, including: (i) INVITRO's Annual Report on Form 10-K for the fiscal year ended September 30, 1995; (ii) INVITRO's Quarterly Reports on Form 10-QSB for the periods ended December 31, 1995, March 31, 1996 and June 30, 1996; (iii) INVITRO's Current Reports on Form 8-K dated as of September 11, 1995, May 16, 1996 and June 18, 1996; and (iv) INVITRO's proxy statement dated November 30, 1995 for its 1996 Annual Meeting of Shareholders.

      4.4. INVITRO agrees to make available to the Foreign Investor, prior to this subscription, the opportunity to ask questions of, and receive written answers from, authorized representatives of INVITRO concerning the terms and conditions of this Offering, the operations of INVITRO and any affiliated companies and any other relevant matters, and to obtain any additional written information, to the extent that the INVITRO possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished to the Foreign Investor in connection with this Offering.

      4.5. INVITRO has not offered any securities covered by this Offering to any persons in the United States nor to any U.S. Person nor to any identifiable group or groups of U.S. citizens in the United States or abroad.











Regulation S Subscription Agreement                   - 5 -

      4.6. The INVITRO Shares, when issued and delivered upon payment of the subscription price, will each be duly and validly authorized and issued, fully paid and nonassessable securities of INVITRO and will not subject the holders thereof to personal liability by reason of being such holders.

      4.7. This Agreement, upon its acceptance by INVITRO, has been duly authorized, executed and delivered by INVITRO and is a valid and binding agreement enforceable in accordance with its terms, subject only to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general application to or affecting creditors' rights generally and to general principles of equity. INVITRO has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

      4.8. The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with or result in a breach by INVITRO of any of the terms or provisions of, or constitute a default under, its articles of incorporation or association, its by-laws, any action of its directors or shareholders, or any indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over the undersigned or any of its properties or assets.

5.    OTHER TERMS AND AGREEMENTS.

      5.1. Each of the parties understand that no governmental agency of any jurisdiction has passed upon or made any recommendation or endorsement of the Shares, the transactions contemplated by this Agreement, or an investment in the Shares.

      5.2. Each of the undersigned agrees to pay its own expenses incident to the performance of its obligations hereunder.

      5.3. Each of the undersigned agree this Agreement shall be governed by and construed in accordance with the laws of the State of California, and without regard to principles of conflicts of law.

      5.4. This Agreement may be executed in one or more counterparts and it is not necessary that the signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same agreement. The headings of the sections of this Agreement have been inserted for convenience of reference only, and shall not be deemed to be a part of this Agreement.

      5.5.  Time shall be of the essence of this Agreement.
















Regulation S Subscription Agreement                   - 6 -

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the respective dates set forth below.

NUMBER OF INVITRO SHARES SUBSCRIBED FOR:

159,987  Shares at $0.312525 per Share equals $  50,000 (U.S. funds).
--------           ---------                  ---------

Date: September 30, 1996
     -------------

FOREIGN INVESTOR:

SETTONDOWN CAPITAL INTERNATIONAL LTD.
-----------------------------------------------------------------------------
[Full Legal Name -- PLEASE PRINT]


By: /s/ Anthony L. M. Inder Rieden
   --------------------------------------------------------------------------
   [Authorised Signature]

Principal Address of Foreign Investor:  CHARLOTTE HOUSE, CHARLOTTE STREET
                                        -------------------------------------
                                        P.O. BOX N-9204
                                        -------------------------------------
                                        NASSAU, BAHAMAS
                                        -------------------------------------

IF A COMPANY:

Name of Signing Officer:                ANTHONY L. M. INDER RIEDEN
                                        -------------------------------------
Title of Signing Officer:               DIRECTOR
                                        -------------------------------------

Jurisdiction in which Foreign Investor is Incorporated or Organized:

                                        BAHAMAS
                                        -------------------------------------

     ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

This Agreement is accepted as of  9-30-     , 1996
                                 -----------
for INVITRO INTERNATIONAL:

By: /s/  W. Richard Ulmer
    ------------------------------------
      [Authorized Signature]

Name and Title of Signing Officer:  W. RICHARD ULMER, President

                                                                 RevS-96c1







Regulation S Subscription Agreement                   - 7 -